UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)                                         September 7, 2005
Safeguard Scientifics, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-5620	23-1609753

(Commission File Number)	(IRS Employer Identification No.)

800 The Safeguard Building
435 Devon Park Drive
Wayne, PA	19087

(Address of Principal Executive Offices)	(Zip Code)
610-293-0600

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
ITEM 8.01. Other Events
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
AGREEMENT BY AND BETWEEN SAFEGUARD SCIENTIFICS, INC & JAMES A. DATIN
PRESS RELEASE DATED SEPTEMBER 7, 2005
SUMMARY OF COMPENSATION TERMS - JAMES A. DATIN

ITEM 1.01. Entry into a Material Definitive Agreement.
     On September 7, 2005, Safeguard Scientifics, Inc. (“Registrant”) entered into an agreement with James A. Datin (“Agreement”) pursuant to which he joined the Registrant as Executive Vice President and Managing Director, Life Sciences. The Agreement is filed with this Current Report on Form 8-K as Exhibit 99.1. A copy of the Registrant’s press release announcing Mr. Datin’s appointment is attached as Exhibit 99.2 to this report and incorporated herein by reference.
     The material terms of Mr. Datin’s employment agreement with the Registrant, including without limitation his base salary, annual incentive, stock option incentives, signing bonus, relocation benefit, termination and severance, are set forth in the document entitled Summary of Compensation Terms – James A. Datin, which is filed with this Current Report on Form 8-K as Exhibit 99.3.
ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On September 7, 2005, Mr. Datin joined the Registrant as Executive Vice President and Managing Director, Life Sciences. Mr. Datin, age 42, brings to his role over 20 years’ experience as a marketing and sales executive for leading pharmaceutical, medical device, life sciences, diagnostics, and software companies both in the United States and abroad. From 2004 to 2005, Mr. Datin served as Chief Executive Officer of Touchpoint Solutions, Inc., a provider of software that enables customers to develop and deploy applications, content and media on multi-user interactive devices. Mr. Datin served as Group President in 2004, and as Group President, International, from 2001 to 2003, of Dendrite International, a provider of sales, marketing, clinical and compliance solutions and services to global pharmaceutical and other life sciences companies. From 1999 to 2001, Mr. Datin served as Group Director, Corporate Business Strategy and Planning at GlaxoSmithKline, where he also was a member of the company’s Predictive Medicine Board of Directors that evaluated acquisitions and alliances. His prior experience also includes international assignments with and identifying strategic growth opportunities for E Merck and Baxter. Mr. Datin is a director of Intralinks, Inc., a leading provider of virtual data rooms to the financial services industry.
     A description of Mr. Datin’s employment arrangements with Registrant is incorporated by reference to Exhibits 99.1 and 99.3 of this Current Report on Form 8-K.
ITEM 8.01. Other Events.
     The press release issued by Registrant on September 7, 2005, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K, also announced the promotion of John A. Loftus from Senior Vice President and Chief Technology Officer to Executive Vice President and Managing Director, Information Technology.
ITEM 9.01. Financial Statements and Exhibits
     (c) Exhibits.
99.1	Agreement by and between Safeguard Scientifics, Inc. and James A. Datin dated September 7, 2005

99.2	Press release dated September 7, 2005

99.3	Summary of Compensation Terms – James A. Datin

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Dated: September 13, 2005	By:	STEVEN J. FEDER

Steven J. Feder
Senior Vice President and General Counsel

Exhibit Index
99.1	Agreement by and between Safeguard Scientifics, Inc. and James A. Datin dated September 7, 2005

99.2	Press release dated September 7, 2005

99.3	Summary of Compensation Terms – James A. Datin